FORM 8-K


                  SECURITIES AND EXCHANGE COMMISSION


                        WASHINGTON, D.C. 20549


                            CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934




        Date of Report                             May 24, 1995
        -------------------------------------------------------





                          PECO ENERGY COMPANY
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)





        PENNSYLVANIA                  1-1401                  23-0970240
----------------------------       ------------             --------------
(State or other jurisdiction       (Commission               (IRS Employer
   of Incorporation)               file number)             Identification
                                                                Number)






  2301 Market Street, Philadelphia, Pennsylvania               19103
  ---------------------------------------------------------------------
     (Address of Principal Executive Offices)                (Zip Code)


  Registrant's telephone number, including area code: (215) 841-4000
                                                      --------------


ITEM 7.  Exhibits


         Pursuant to Item 601(b) of Regulation S-K, the following exhibits are being filed herewith in connection with the Registrant's Registration Statement No. 33-54935 as Exhibits thereto and are being incorporated by reference therein.

Exhibit No.
------------
     1         Distribution Agreement, dated May 18, 1995, between the
                  Company and the Agents.

     4(e)-96   Ninety-sixth Supplemental Indenture, dated as of May 1, 1995 to the First and Refunding Mortgage dated May 1, 1923 between the Counties Gas and Electric Company (predecessor to the Company) and Fidelity Trust Company, Trustee (First Fidelity Bank, National Association, successor).

     4(f)      Second Supplemental Indenture, dated as of May 1, 1995 to
                  Collateralized Note Indenture, dated as of October 1, 1989, between the Company and Fidelity Bank, National Association (now First Fidelity Bank, National Association).




                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   PECO ENERGY COMPANY





                                      /s/ J. B. Mitchell
                                   ------------------------
                                   J. B. Mitchell
                                   Vice President - Finance






May 23, 1995